SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 1998


                           GEOTEK COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

    Delaware                         0-17581                     22-2358635
(State of other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

102 Chestnut Ridge Road, Montvale, New Jersey                       07645
(Address of principal executive offices)                          (Zip Code)

         Registrant's telephone number, including area code 201-930-9305

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

      On July 2, 1998, Geotek Communications, Inc. (the "Company") issued a press release announcing that the Nasdaq Listing Qualifications Panel had determined to delist the Company's securities from Nasdaq effective with the close of business on June 30, 1998. As previously reported, Nasdaq had earlier informed the Company that its securities were scheduled to be delisted and that the action was stayed pending a hearing on that decision which was subsequently held on June 4, 1998.

      Also on June 30, 1998, the Company issued a press release announcing several changes among its executive officers and directors, including the resignation of Yaron Eitan as Chief Executive Officer and Director of the Company.

      Copies of the press releases are attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          (99) Press Release dated June 30, 1998 and July 2, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOTEK COMMUNICATIONS, INC.

Date: July 2, 1998                     By: /s/ Robert Vecsler
                                            ------------------------------------
                                            Name:  Robert Vecsler
                                            Title  Secretary and General Counsel